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                                                           Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (Amendment No. 3) (File No. 333-13627) of our report dated October 28, 1996 on our audits of the financial statements of Progenics Pharmaceuticals, Inc. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."


                                        Coopers & Lybrand L.L.P.


New York, New York
November 20, 1996